                                                                  Exhibit 99.B17

                               POWER OF ATTORNEY

         I, Alan D. Feld, Trustee of AMR Investment Services Trust ("AMR Trust"), American AAdvantage Funds ("AAdvantage Trust") and American AAdvantage Mileage Funds ("Mileage Trust") (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the AMR Trust, AAdvantage Trust or Mileage Trust, and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 13th day of January, 1997.



         Signature                                   Title
         ---------                                   -----


         /s/Alan D. Feld
         ---------------
         Alan D. Feld                                Trustee

                               POWER OF ATTORNEY

         I, Ben J. Fortson, Trustee of AMR Investment Services Trust ("AMR Trust"), American AAdvantage Funds ("AAdvantage Trust") and American AAdvantage Mileage Funds ("Mileage Trust") (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the AMR Trust, AAdvantage Trust or Mileage Trust, and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 13th day of January, 1997.



         Signature                                            Title
         ---------                                            -----


         /s/Ben J. Fortson
         -----------------
         Ben J. Fortson                                       Trustee

                               POWER OF ATTORNEY

         I, Kneeland Youngblood, M.D., Trustee of AMR Investment Services Trust ("AMR Trust"), American AAdvantage Funds ("AAdvantage Trust") and American AAdvantage Mileage Funds ("Mileage Trust") (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the AMR Trust, AAdvantage Trust or Mileage Trust, and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 14th day of January, 1997.



         Signature                                   Title
         ---------                                   -----


         /s/ Kneeland Youngblood
         -------------------------
         Kneeland Youngblood, M.D.                   Trustee

                               Power of Attorney

         The person signing below makes, constitutes and appoints William F. Quinn, Clifford J. Alexander and Robert J. Zutz, and each of them, his true and lawful attorney-in-fact, with full power of substitution and resubstitution, in his name, place and stead to execute and cause to be files with the Securities and Exchange Commission on behalf of American AAdvantage Funds and any or all amendments to this Registration Statement.


         Signature                        Title             Date
         ---------                        -----             ----


         /s/ Roger T. Staubach
         ---------------------
         Roger T. Staubach                Trustee           March 23, 1995

                               Power of Attorney

         The person signing below makes, constitutes and appoints William F. Quinn, Clifford J. Alexander and Robert J. Zutz, and each of them, his true and lawful attorney-in-fact, with full power of substitution and resubstitution, in his name, place and stead to execute and cause to be files with the Securities and Exchange Commission and State administrators any or all amendments to the Form N-1A registration statement of the American AAdvantage Funds.


         Signature                       Title             Date
         ---------                       -----             ----


         /s/ John S. Justin
         ------------------
         John S. Justin                  Trustee           December 13, 1989

                               POWER OF ATTORNEY

         I, Roger T. Staubach, Trustee of AMR Investment Services Trust ("AMR Trust") hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the AMR Trust any registration statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the AMR Trust, the American AAdvantage Funds or American AAdvantage Mileage Funds and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 13th day of February, 1997.



         Signature                          Title
         ---------                          -----


         /s/ Roger T. Staubach
         ---------------------
         Roger T. Staubach                  Trustee

                               POWER OF ATTORNEY

         I, Stephen D. O'Sullivan, Trustee of AMR Investment Services Trust ("AMR Trust") and the American AAdvantage Funds ("AAdvantage Trust") (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the AMR Trust, the AAdvantage Trust or American AAdvantage Mileage Funds and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 13th day of February, 1997.


         Signature                                   Title
         ---------                                   -----


         /s/ Stephen D. O'Sullivan
         -------------------------
         Stephen D. O'Sullivan                       Trustee

                               POWER OF ATTORNEY

         I, John S. Justin, Trustee of AMR Investment Services Trust ("AMR Trust") hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the AMR Trust any registration statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the AMR Trust, the American AAdvantage Funds or American AAdvantage Mileage Funds and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 13th day of February, 1997.



         Signature                               Title
         ---------                               -----


         /s/ John S. Justin
         ------------------
         John S. Justin                          Trustee